Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE TRUST
International Equity Flex I Portfolio
International Equity Flex II Portfolio
(each, a "Portfolio" and together, the "Portfolios")

The following information supersedes certain information in the portfolios' Prospectuses and Statement of Additional Information.

As indicated in a supplement dated February 24, 2009, the ongoing viability of the Portfolios is currently being reviewed by the Board of Trustees of Credit Suisse Trust (the "Trust"). At its meeting on May 12, 2009 the Board deferred consideration of a consolidation of each Portfolio with another series of the Trust until a later date.

Dated: May 15, 2009	16-0509 for TRINT-PRO TRGSC-PRO 2009-015